Exhibit 99.1

Jeff Gary

149 Puesta Del Sol, Osprey, FL 34229

April 21, 2024

Insight Acquisition Corp.

333 East 91st Street

New York, New York 10128

Attn: Board of Directors

Re:	Resignation

Dear Sirs:

I hereby resign my position as a member of the board of directors of Insight Acquisition Corp. (the “Company”), and from each committee of the board of directors, effective as of April 21, 2024.

Very truly yours,

/s/ Jeff Gary
Jeff Gary